UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2019 (December 4, 2019)

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELTP	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders for 2019 was held December 4, 2019. The requisite quorum for the meeting of 50.0% was present. At the meeting, Shareholders voted as follows:

Proposal No. 1: Election of Directors:

Nominees	For	Withheld	Broker Non-Votes
Barry Dash, Ph.D., Class I	480,430,718	13,960,165	384,718,855
Davis Caskey, Class II	480,028,061	14,362,822	384,718,855
Nasrat Hakim, Class III	480,273,796	14,117,087	384,718,855
Jeffrey Whitnell, Class III	479,755,996	14,634,887	384,718,855

Proposal No. 2: Amendment of the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 995,000,000 shares to 1,445,000,000 shares.

For: 823,661,691	Against: 50,567,241	Abstain: 3,757,408

Proposal No. 3: Ratification of the selection of Buchbinder Tunick & Company LLP as the Company’s independent accountants:

For: 855,417,614	Against: 10,989,770	Abstain: 12,702,353

Proposal No. 4: Advisory, non-binding, vote on approval of the compensation of the Company’s Named Executive Officers:

For: 463,653,096	Against: 26,820,309	Abstain: 3,917,478

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following approval of Proposal No. 2 above, the Company filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada increasing the number of shares of common stock that it is authorized to issue from 995,000,000 shares to 1,445,000,000 shares. The par value of the common stock remains $0.001 per share.

A copy of the foregoing Amendment to the Company’s Articles of Incorporation is filed herewith.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

(d) Exhibits:

3.1	Amendment to the Articles of Incorporation of Elite Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2019	ELITE PHARMACEUTICALS, INC.

	By:	/s/ Nasrat Hakim
Nasrat Hakim, President and CEO

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